UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2013

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)   An Annual Meeting of Shareholders (the “Annual Meeting”) of Quaint Oak Bancorp, Inc. (the “Company”) was held on May 8, 2013.

(b)   There were 970,721 shares of common stock of the Company eligible to be voted at the Annual Meeting and 851,235 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.          Election of directors for a three year term expiring in 2016:

	FOR	WITHHELD	BROKER NON-VOTES
John J. Augustine, CPA	551,782	700	298,753
Kenneth R. Gant, MBA	551,782	700	298,753
Robert T. Strong	539,782	12,700	298,753

2.          To adopt the Quaint Oak Bancorp, Inc. 2013 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
422,560	128,897	1,025	298,753

3.          Non-binding resolution to approve the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
449,255	98,849	4,378	298,753

4.          Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
399,373	22,330	120,705	10,074	298,753

5.          To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013:

FOR	AGAINST	ABSTAIN
854,548	5,367	320

 Each of the Company’s nominees were elected as directors, the proposal to approve the Company’s 2013 Stock Incentive Plan was approved, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, three years received the greatest number of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, and the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was adopted by the shareholders of the Company at the Annual Meeting.

(c)           Not applicable.

(d)           At the Annual Meeting, the Company’s shareholders recommended, on an advisory basis, that the Company’s future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the board of directors of the Company determined that it will hold an advisory vote on executive compensation every three years.

ITEM 9.01         Financial Statements and Exhibits

(a)           Not applicable
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibit is filed herewith.

Number	Description
10.1	Quaint Oak Bancorp, Inc. 2013 Stock Incentive Plan (1)

______________________
(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated April 8, 2013 filed by Quaint Oak Bancorp, Inc. with the SEC on April 8, 2013 (SEC File No. 000-52694).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 8, 2013	By:	/s/Robert T. Strong
Robert T. Strong
President and Chief Executive Officer